SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (date of earliest event reported): September 3, 2002



                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)



          CAYMAN  ISLANDS              333-75899             66-0587307

 (State or other jurisdiction of      (Commission         (I.R.S. Employer
  incorporation or organization)      File Number)       Identification No.)




                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (713) 232-7500


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ITEM  9.    REGULATION  FD  DISCLOSURE.


     In accordance with Regulation FD, the information set forth below is being furnished in connection with presentations being made by officers of Transocean Inc. (the "Company"). The information in Item 9 of this report is being furnished, not filed. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


     The Company's view of the current trends for the demand for the Company's deepwater, midwater and jackup rigs in stated market sectors and the Company's view of whether it believes an oversupply or undersupply of such rigs exists in a particular market sector is set forth below:

SECTOR             DEEPWATER RIGS        MIDWATER RIGS          JACKUP RIGS
--------------  --------------------  --------------------  --------------------
Eastern Canada  Increasing with       N/A                   N/A
                Undersupply

Gulf of Mexico  Flat with Oversupply  Flat with Oversupply  Flat with Oversupply

Brazil          Flat                  Flat                  Flat

North Sea       Flat                  Decreasing with       Decreasing with
                                      Oversupply            Oversupply

Mediterranean   Flat with Oversupply  Flat with Oversupply  N/A

West Africa     Increasing with       Flat with Oversupply  Increasing with
                Undersupply                                 Undersupply

Middle East     N/A                   N/A                   Flat

India           Increasing with       N/A                   Increasing with
                Undersupply                                 Undersupply

Southeast Asia  Increasing with       Flat with Oversupply  Increasing with
                Undersupply                                 Undersupply


     As of August 30, 2002, approximately 76 percent and 42 percent of the Company's International and U.S. Floater Contract Drilling Services segment fleet days were committed for the remainder of 2002 and for the year 2003, respectively. As of August 30, 2002, approximately 51 percent and 25 percent of the Company's total marine fleet days were committed for the remainder of 2002 and for the year 2003, respectively. As of August 30, 2002, a $5,000 change in the dayrate assumption associated with uncommitted fleet days in 2003 equates to an estimated $0.55 change in earnings per share.


     The statements described in this report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements to the effect that the Company or management "anticipates," "believes," "budgets," "estimates," "expects," "forecasts," "intends," "plans," "predicts," or "projects" a particular result or course of events, or that such result or


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course  of  events  "could,"  "might,"  "may"  or  "should"  occur,  and similar
expressions,   are   also   intended  to  identify  forward-looking  statements.
Forward-looking statements described above include, but are not limited to, rig demand and changes to earnings per share resulting from a change in dayrate assumption. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, demand for offshore and inland water rigs, competition and market conditions in the contract drilling industry, the Company's ability to successfully integrate the operations of acquired businesses, possible delay or cancellation of drilling contracts, work stoppages, the Company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), war, terrorism and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in the Company's Form 10-Q for the quarter ended June 30, 2002, Form 10-K for the year ended December 31, 2001 and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           TRANSOCEAN  INC.


Date:  September  3,  2002                 By:  /s/  Eric  B.  Brown
                                              ------------------------
                                              Eric  B.  Brown
                                              Senior Vice President, General
                                              Counsel and Corporate Secretary



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